                                                                EXHIBIT (25)(b)

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549

                         ----------------------

                               FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE
                      TRUST INDENTURE ACT OF 1939
                            OF A CORPORATION
                      DESIGNATED TO ACT AS TRUSTEE

                           ----------------------

                  CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT
                   TO SECTION 305 (b) (2)  _________

                   FIRST TRUST OF NEW YORK, NATIONAL
                       ASSOCIATION (Exact name of
                      trustee as specified in its
                                charter)

                               13-3781471
                           (I. R. S. Employer
                          Identification No.)


     100 Wall Street, New York, NY                                10005
(Address of principal executive offices)                        (Zip Code)

                         ----------------------

                       FOR INFORMATION, CONTACT:
                     Terry L. McRoberts, President
             First Trust of New York, National Association
                      100 Wall Street, 16th Floor
                          New York, NY  10005
                       Telephone:  (212) 361-2500

                          ----------------------

               CENTRAL HUDSON GAS & ELECTRIC CORPORATION
          (Exact name of obligor as specified in its charter)

         New York                                     14-0555980
(State or other jurisdiction of                   (I. R. S. Employer
incorporation or organization)                    Identification No.)

          284 South Avenue                             12601-4879
       Poughkeepsie, New York                           (Zip Code)
(Address of principal executive offices)

                          ----------------------

                            UNSECURED NOTES*
                  (Title of the Indenture Securities)

* Specific title(s) to be determined in connection with sale(s) of securities.

Item 1.          GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                 Name                                          Address
                 ----                                          -------
         Comptroller of the Currency                        Washington, D. C.

         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2.          AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None.

Item 16.          LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 4 of Form T-1, Registration No. 33-83774.

         Exhibit 5.       Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 2, 1994, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.       Not applicable.

         Exhibit 9.       Not applicable.



                                   SIGNATURE


           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of October, 1994.


                                        FIRST TRUST OF NEW YORK,
                                          NATIONAL ASSOCIATION



                                        By:  /s/ CATHERINE F. DONOHUE
                                           ---------------------------
                                             Catherine F. Donohue
                                             Vice President

                                                                       Exhibit 7


                     FIRST TRUST OF NEW YORK, N. A.
                    STATEMENT OF FINANCIAL CONDITION
                              AS OF 9/2/94

                                                                        ($000'S)

                                                                         9/2/94
                                                                        --------
ASSETS
    Cash and Due From Depository Institutions                             $30,165
    Federal Reserve Stock                                                   3,150
    Fixed Assets                                                              470
    Other Assets                                                           72,625
                                                                         --------
         TOTAL ASSETS                                                    $106,410
                                                                         ========

LIABILITIES
    Accounts Payable                                                         $410
    Litigation Reserve                                                      1,000
    Other Liabilities                                                           0
                                                                         --------
         TOTAL LIABILITIES                                                  1,410

EQUITY
    Common and Preferred Stock                                              1,000
    Surplus                                                               104,000
    Undivided Profits                                                           0
                                                                         --------
         TOTAL EQUITY CAPITAL                                             105,000

TOTAL LIABILITIES AND EQUITY CAPITAL                                     $106,410
                                                                         ========

==============================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By: /s/ CATHERINE F. DONOHUE
    ------------------------




9/2/94